Exhibit 99.1

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION CHIEF EXECUTIVE OFFICER

In connection with this annual report on Form 10-KSB of Mission Community Bancorp (the “Company”) for the period ended December 31, 2002, I, Anita M. Robinson, President and Chief Executive Officer, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.                                       This Form 10-KSB for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.                                       The information contained in this Form 10-KSB for the period ended December 31, 2002 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2003

By:	/s/ Anita M. Robinson
Anita M. Robinson
President and Chief Executive Officer